May 14, 2004

DREYFUS PREMIER MUNICIPAL BOND FUND

This prospectus is to be used only in connection with the respective Prospectus/Proxy Statement sent to shareholders of General Municipal Bond Fund, Inc. in respect of the proposed reorganization of that fund.

DREYFUS PREMIER MUNICIPAL BOND FUND

Seeks income exempt from federal income tax

PROSPECTUS May 14, 2004

You, Your Advisor And
DREYFUS [LOGO]
A Mellon Financial Company

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

THE FUND

Goal/Approach

Main Risks

Past Performance

Expenses

Management

Financial Highlights

YOUR INVESTMENT

Account Policies

Distributions and Taxes

Services for Fund Investors

Instructions for Regular Accounts

FOR MORE INFORMATION

See back cover.

Dreyfus Premier Municipal Bond Fund	THE FUND

Ticker Symbols:	Class A: PTEBX Class B: PMUBX Class C: DMBCX Class Z: n/a

[ICON] GOAL/APPROACH

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax.

The fund will invest at least 70% of its assets in municipal bonds rated investment grade or the unrated equivalent as determined by Dreyfus. For additional yield, the fund may invest up to 30% of its assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

The portfolio manager buys and sells bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest rate environment and the municipal bond’s potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value. The fund’s allocation to either discount bonds or to premium bonds will change along with the portfolio manager’s changing views of the current interest rate and market environment. The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

Although the fund seeks to provide income exempt from federal income tax, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund temporarily may invest in taxable bonds.

The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.

[Side Bar]

Concepts to understand

Municipal bonds: debt securities that provide income free from federal income tax, and state income tax if you live in the issuing state. Municipal bonds are typically of two types:

•	general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power

•	revenue bonds, which are payable from the revenue derived from a specific revenue source, such as charges for water and sewer service or highway tolls

Dollar-weighted average maturity: an average of the stated maturities of the bonds held by the fund, based on their dollar-weighted proportions in the fund.

Investment grade bonds: independent rating organizations analyze and evaluate a bond issuer’s, and/or any credit enhancer’s, credit profile and ability to repay debts. Based on their assessment, these rating organizations assign letter grades that reflect the issuer’s, and/or any credit enhancer’s, creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.

[ICON] MAIN RISKS

The fund’s principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

•	Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund’s share price. The longer the fund’s effective maturity and duration, the more its share price is likely to react to interest rates.

•	Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield.

•	Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond can cause a bond’s price to fall, potentially lowering the fund’s share price. Although the fund invests primarily in investment grade bonds, it may invest to a limited extent in high yield (“junk”) bonds, which involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

•	Liquidity risk. When there is no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically.

•	Market sector risk. The fund may overweight or underweight certain industries or market sectors, which may cause the fund’s performance to be more or less sensitive to developments affecting those industries or sectors.

•	Derivatives risk. The fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes and interest rates), and inverse floaters. Certain derivatives may cause taxable income. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund’s other investments.

[Side Bar]

Other potential risks

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

[ICON] PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows changes in the fund’s Class A performance from year to year. Sales loads are not reflected in the bar chart; if they were, the returns shown would have been lower. The table compares the fund’s Class A, B and C average annual total returns to those of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of bond performance. These returns include the fund’s applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Since Class Z shares are new, past performance information is not available for Class Z as of the date of this prospectus. Performance for each share class will vary from the performance of the fund’s other share classes due to differences in charges and expenses. Class Z shares generally are not available for new accounts.

After-tax performance is shown only for Class A shares. After-tax performance of the fund’s other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Year-by-year total returns as of 12/31 each year (%)

Class A shares

          -6.41    +17.46     +3.96     +9.59     +4.48     -5.82      +8.28     +3.08      +7.18        +4.83
          '94      '95        '96       '97       '98       '99        '00       '01        '02          '03

Best Quarter:                   Q1 '95             +6.60%
Worst Quarter:                  Q1 '94             -6.33%

The year-to-date total return of the fund’s Class A shares as of 3/31/04 was 1.58%.

Average annual total returns as of 12/31/03
Share class/                                                           Since
inception date              1 Year        5 Years     10 Years       inception
-------------------------------------------------------------------------------
Class A (11/26/86)
returns before taxes         0.10%         2.44%         3.97%          -

Class A
returns after taxes
on distributions             0.10%         2.39%         3.90%          -

Class A
returns after taxes
on distributions and
sale of fund shares          1.64%         2.75%         4.10%          -

Class B (1/15/93)
returns before taxes         0.31%         2.54%         4.12%*         -

Class C (7/13/95)
returns before taxes         3.07%         2.62%             -        3.98%
Lehman Brothers
Municipal Bond Index
reflects no deduction for
fees, expenses or taxes      5.31%         5.83%         6.03%        6.60%**
*	Assumes conversion of Class B shares to Class A shares at end of the sixth year following the date of purchase.

**	Based on the life of Class C. For comparative purposes, the value of the index on 6/30/95 is used as the beginning value on 7/13/95.

[Side Bar]

What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

[ICON] EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below.

------------------------------------------------- ------------ ------------ -------------- -------------
Fee table
                                                    Class A      Class B       Class C       Class Z
------------------------------------------------- ------------ ------------ -------------- -------------
Shareholder transaction fees
(fees paid from your account)

Maximum front-end sales charge on purchases
% of offering price                                  4.50          none          none         none

Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less       none*         4.00          1.00         none

Maximum redemption fee % of transaction amount
(charged only when selling shares you have
owned for less than 30 days)                         none          none          none          .10

Annual fund operating expenses
(expenses paid from fund assets)
% of average daily net assets

Management fees                                       .55           .55           .55          .55
Rule 12b-1 fee                                       none           .50           .75         none
Shareholder services fee                              .25           .25           .25          .20
Other expenses                                        .13           .14           .12          .10
Total                                                 .93          1.44          1.67          .85

------------------------------------------------- ------------ ------------ -------------- -------------
*	Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.

------------------------------- ------------------ ------------------ ------------------ ------------------
Expense example
                                     1 Year             3 Years            5 Years           10 Years
------------------------------- ------------------ ------------------ ------------------ ------------------

Class A                               $541               $733               $942             $1,542
Class B
With redemption                       $547               $756               $987             $1,459**
without redemption                    $147               $456               $787             $1,459**
Class C
With redemption                       $270               $526               $907             $1,976
without redemption                    $170               $526               $907             $1,976
Class Z                                $87               $271               $471             $1,049

** Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

[Left Side Bar]

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

Rule 12b-1 fee: the fee paid to the fund’s distributor for financing the sale and distribution of Class B and Class C shares. Because this fee is paid out of the fund’s assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: a fee paid to the fund’s distributor for shareholder account service and maintenance.

Other expenses: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees. These expenses for Class Z shares are estimated for the current fiscal year; actual expenses may vary.

[ICON] MANAGEMENT

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $163 billion in approximately 200 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.55% of the fund’s average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation (Mellon Financial), a global financial services company with approximately $3.6 trillion of assets under management, administration or custody, including approximately $679 billion under management. Mellon Financial provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon Financial is headquartered in Pittsburgh, Pennsylvania.

On March 30, 2004, Mellon Bank, N.A., a wholly-owned subsidiary of Mellon Financial and the then-current parent company of Dreyfus, transferred its entire interest in Dreyfus, including Dreyfus Service Corporation (the fund’s distributor) and all of Dreyfus’ other direct and indirect subsidiaries, to Mellon Financial. The reorganization did not result in a change in the control or management of Dreyfus under the Investment Advisers Act of 1940, as amended, or the Investment Company Act of 1940, as amended (the 1940 Act); Dreyfus merely became a direct, rather than indirect, wholly-owned subsidiary of Mellon Financial. The reorganization was part of a larger reorganization of Mellon Financial that is expected to increase organizational synergies and create a more efficient capital structure throughout the organization.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

James Welch has managed the fund since November 2001 and has been a portfolio manager at Dreyfus since October 2001. Mr. Welch also manages several other Dreyfus municipal bond funds. For the five years prior to joining Dreyfus, Mr. Welch was a senior vice president and member of the portfolio management team at Back Bay Advisors.

The fund, Dreyfus and Dreyfus Service Corporation have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code’s pre-clearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the Investment Advisers), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors. The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the 1940 Act and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Plaintiffs’ counsel have moved to consolidate the two actions. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse affect on the Dreyfus funds or Dreyfus’ ability to perform its contract with the Dreyfus funds.

[ICON] FINANCIAL HIGHLIGHTS

The following tables describe the performance of the fund’s Class A, B and C shares for the fiscal periods indicated. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited (except as noted) by Ernst & Young LLP, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request. No information is provided for the fund’s Class Z shares, which were not offered to the public as of October 31, 2003.

-----------------------------------------------------------------------------------------------------------------
Class A                                                                      Year Ended April 30,

                                                       Six Month
                                                     Period Ended
                                                      October 31,
                                                         2003
                                                      (unaudited)    2003     20021     2001     2000     1999
-----------------------------------------------------------------------------------------------------------------
Per-Share Data ($):
Net asset value, beginning of period                    13.04       12.99     13.14     12.75    14.33    14.69
Investment operations:   Investment income - net          .302        .652      .682      .66      .70      .72
                         Net realized and unrealized     (.08)        .04      (.15)      .39    (1.42)    (.15)
                         gain (loss) on investments
Total from investment operations                          .22         .69       .53      1.05     (.72)     .57
Distributions:           Dividends from investment       (.30)       (.64)     (.68)     (.66)    (.70)    (.72)
                         income - net
                         Dividends from net realized
                         gain on investments                -          -         -         -      (.16)    (.21)
Total distributions                                      (.30)       (.64)     (.68)     (.66)    (.86)    (.93)
Net asset value, end of period                          12.96       13.04     12.99     13.14    12.75    14.33
Total Return (%)3                                        1.714       5.45      4.13      8.42    (5.01)    3.96
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets                   .935        .94       .92       .98      .93      .91
Ratio of net investment income to average net assets     4.605       4.95      5.20      5.09     5.28     4.96
Portfolio turnover rate                                 63.504      92.94     49.90     58.03    70.39    46.84
Net assets, end of period ($ x 1,000)                 311,871     321,936   361,701   349,345  361,567  432,276
1	As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a dally basis. The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 5.19% to 5.20%. Per-share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

2	Based on average shares outstanding at each month end.

3	Exclusive of sales charge.

4	Not annualized.

5	Annualized.

-----------------------------------------------------------------------------------------------------------------
Class B                                                                      Year Ended April 30,
                                                      Six Month
                                                     Period Ended
                                                      October 31,
                                                         2003
                                                      (unaudited)    2003     20021     2001     2000     1999
-----------------------------------------------------------------------------------------------------------------
Per-Share Data ($):
Net asset value, beginning of period                    13.05        12.99     13.14     12.76    14.33    14.69
Investment operations: Investment income - net            .272         .582      .612      .60      .63      .65
                       Net realized and unrealized
                       gain (loss) on investments        (.09)         .06      (.15)      .38    (1.41)    (.15)
Total from investment operations                          .18          .64       .46       .98     (.78)     .50
Distributions:         Dividends from                    (.27)        (.58)     (.61)     (.60)    (.63)    (.65)
investment income - net
                  Dividends from net realized gain
                  on investments                          -            -         -         -       (.16)    (.21)
Total distributions                                      (.27)        (.58)     (.61)     (.60)    (.79)    (.86)
Net asset value, end of period                          12.96        13.05     12.99     13.14    12.76    14.33
Total Return (%)3                                        1.374        5.00      3.60      7.93    (5.51)    3.43
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets                  1.445        1.44      1.43      1.49     1.45     1.42
Ratio of net investment income to average net assets     4.095        4.44      4.69      4.63     4.71     4.44
Portfolio turnover rate                                 63.504       92.94     49.90     58.03    70.39    46.84
Net assets, end of period ($ x 1,000)                  34,907       43,022    43,092    47,026   52,979  112,583
1	As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.0l and increase the ratio of net investment income to average net assets from 4.68% to 4.69%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

2	Based on average shares outstanding at each month end.

3	Exclusive of sales charge.

4	Not annualized.

5	Annualized.

-----------------------------------------------------------------------------------------------------------------
Class C                                                                      Year Ended April 30,
                                                       Six Month
                                                      Period Ended
                                                      October 31,
                                                         2003
                                                      (unaudited)    2003      20021     2001     2000     1999
-----------------------------------------------------------------------------------------------------------------
Per-Share Data ($):
Net asset value, beginning of period                   13.06         13.01     13.16     12.77    14.35    14.71
Investment operations: Investment income - net           .262          .552      .572      .57      .60      .61
                       Net realized and unrealized
                       gain (loss) on investments       (.09)          .05      (.14)      .39    (1.42)    (.15)
Total from investment operations                         .17           .60       .43       .96     (.82)     .46
Distributions:         Dividends from investment        (.25)         (.55)     (.58)     (.57)    (.60)    (.61)
                       income -net

                       Dividends from net realized
                       gain on investments                -             -         -         -      (.16)    (.21)
Total distributions                                     (.25)         (.55)     (.58)     (.57)    (.76)    (.82)
Net asset value, end of period                         12.98         13.06     13.01     13.16    12.77    14.35
Total Return (%)3                                       1.344         4.67      3.35      7.63    (5.71)    3.16
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets                 1.675         1.67      1.66      1.72     1.68     1.67
Ratio of net investment income to average net assets    3.875         4.18      4.45      4.36     4.52     4.11
Portfolio turnover rate                                63.504        92.94     49.90     58.03    70.39    46.84
Net assets, end of period ($ x 1,000)                 11,250        13,330     9,544     4,035    4,424    8,095
1	As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.0l and increase the ratio of net investment income to average net assets from 4.42% to 4.45%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

2	Based on average shares outstanding at each month end.

3	Exclusive of sales charge.

4	Not annualized.

5	Annualized.

YOUR INVESTMENT

[ICON]     ACCOUNT POLICIES

__________

The Dreyfus Premier funds are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described herein. In addition, such third parties may receive payments from Dreyfus in connection with their offering of fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the fund instead of other mutual funds where such payments are not received. Consult your financial representative for further information.

You will need to choose a share class before making your initial investment. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. In making your choice, you should consider how much you plan to invest and how long you plan to hold your investment, then weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but higher annual fees and a contingent deferred sales charge (CDSC). Your financial representative can help you choose the share class that is appropriate for you.

•	Class A shares may be appropriate for investors who prefer to pay the fund’s sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon. If you invest $1 million or more, Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.

•	Class B shares may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a longer–term investment horizon.

•	Class C shares may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter–term investment horizon.

•	Class Z shares generally are offered only to shareholders who received Class Z shares in exchange for their shares of General Municipal Bond Fund, Inc. as a result of the reorganization of such fund. Class Z shares generally are not available for new accounts.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees for Class B and Class C shares have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions for selling shares.

[Side Bar]

Reduced Class A sales charge

Letter of intent: lets you purchase Class A shares over a 13-month period at the same sales charge as if all shares had been purchased at once.

Right of accumulation: when calculating your sales charge on Class A shares you may take into account the value of any shares you own in this fund or in certain other Dreyfus Premier Funds or Dreyfus Founders Funds. For any such right of accumulation to be made available, at the time of purchase you must provide sufficient information to permit the confirmation of qualification.

Consult the Statement of Additional Information (SAI) or your financial representative for more details.

Share class charges

Each share class has its own fee structure. In some cases, you may not have to pay a sales charge or may qualify for a reduced sales charge to buy or sell shares. Consult your financial representative or refer to the SAI to see if this may apply to you.

Sales charges

Class A - charged when you buy shares
                               Sales charge          Sales charge
                               deducted as a %       as a % of your
Your investment                of offering price     net investment
------------------------------ --------------------- ----------------
                               Class                 Class
                               A                     A
------------------------------ --------------- ----- ----------------
Up to $49,999                  4.50%                 4.70%
$50,000 - $99,999              4.00%                 4.20%
$100,000 - $249,999            3.00%                 3.10%
$250,000 - $499,999            2.50%                 2.60%
$500,000 - $999,999            2.00%                 2.00%
$1 million or more*            0.00%                 0.00%
*	A 1.00% CDSC may be charged on any shares sold within one year of purchase (except shares bought through dividend reinvestment).

---------------------------------------------------------------------------
Class B - charged when you sell shares
                                         CDSC as a % of your initial
Years since purchase                     investment or your redemption
was made                                 (whichever is less)
---------------------------------------- ----------------------------------
Up to 2 years                            4.00%
2 - 4 years                              3.00%
4 - 5 years                              2.00%
5 - 6 years                              1.00%
More than 6 years                        Shares will automatically
                                         convert to Class A

Class B shares also carry an annual Rule 12b-1 fee of 0.50% of the class's average daily net assets.

Class C - charged when you sell shares

A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% of the class’s average daily net assets.

Class Z – no sales load or Rule 12b-1 fees

Class Z shares generally are not available for new accounts.

Buying shares

The net asset value (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund’s transfer agent or other authorized entity. The fund’s investments generally are valued by an independent pricing service approved by the fund’s board. The pricing service’s procedures are reviewed under the general supervision of the board. Because the fund seeks tax-exempt income, it is not recommended for purchase in IRAs or other qualified retirement plans.

Orders to buy and sell shares received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

__________

Minimum investments

                                   Initial                   Additional
------------------------- -------------------------- ---------------------------

Regular accounts                     $1,000                  $100; $500
                                                        for Dreyfus TeleTransfer
                                                              investments

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

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Concepts to understand

Net asset value (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund’s Class A shares are offered to the public at NAV plus a sales charge. Classes B, C and Z are offered at NAV, but Classes B and C generally are subject to higher annual operating expenses and a CDSC.

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the fund’s transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.

Before selling or writing a check against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

•	if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

•	the fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares

If you are selling or exchanging Class Z shares you have owned for less than 30 days, the fund may deduct a 0.10% redemption fee (not charged on shares sold through the Checkwriting Privilege, Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, or on shares acquired through dividend reinvestment).

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Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

•	amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

•	requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more also must be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

Limitations on selling shares by phone or online

Proceeds                           Minimum                       Maximum
sent by                            phone/online                  phone/online
---------------------------------- ----------------------------- --------------------------------------

Check*                             no minimum                    $250,000 per day

Wire                               $1,000                        $500,000 for joint accounts
                                                                 every 30 days/$20,000 per day

Dreyfus TeleTransfer               $500                          $500,000 for joint accounts every 30
                                                                 days/$20,000 per day

*     Not available online on accounts whose address has been changed within the last 30 days.

General policies

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

Excessive trading, short-term market timing or other abusive trading practices may disrupt portfolio management strategies and harm fund performance. Accordingly, the fund reserves the right to refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund’s view, is likely to engage in excessive trading, short-term market timing or other abusive trading practices. Multiple accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive trading, short-term market timing or other abusive trading practices. Transactions placed by suspected excessive traders may not be deemed accepted by the fund and may be cancelled or revoked by the fund on the next business day following receipt by the fund or its transfer agent. While the fund will take reasonable steps to prevent trading practices deemed to be harmful to the fund, it may not be able to identify such trading conducted through certain financial intermediaries or omnibus accounts.

The fund also reserves the right to:

•	refuse any purchase or exchange request

•	change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

•	change its minimum investment amounts

•	delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

•	“redeem in kind,” or make payments in securities rather than cash, if the amount you are redeeming is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)

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Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

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[ICON] DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends once a month and capital gain distributions annually. Fund dividends and capital gain distribution will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

The fund anticipates that virtually all dividends paid to you will be exempt from federal income tax. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax adviser before investing.

[ICON] SERVICES FOR FUND INVESTORS

If you purchased fund shares through a third party, the third party may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611. Holders of Class Z shares should call 1-800-645-6561.

For investing

Dreyfus Automatic Asset Builders®	For making automatic investments from a designated bank account.

Dreyfus Payroll Savings Plan	For making automatic investments through a payroll deduction.

Dreyfus Government Direct Deposit Privilege	For making automatic investments from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep	For automatically reinvesting the dividends and distributions from the fund into another Dreyfus fund or certain Founders-advised funds (not available for IRAs).

For exchanging shares

Dreyfus Auto-Exchange Privilege	For making regular exchanges from the fund into another Dreyfus fund or certain Founders-advised funds.

For selling shares

Dreyfus Automatic Withdrawal Plan	For making regular withdrawals from most Dreyfus funds. There will be no CDSC on Class B or Class C shares, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Checkwriting privilege (Class A and Z only)

You may write redemption checks against your account for Class A or Class Z shares in amounts of $500 or more. These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange privilege

You can exchange shares worth $500 or more from one class of the fund into the same class of another Dreyfus Premier fund or Founders-advised fund. Class Z shares also may be exchanged for shares of certain other Dreyfus funds. You can request your exchange by contacting your financial representative. Class Z shares also may request an exchange in writing, by phone or online. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). If you are selling or exchanging Class Z shares you have owned for less than 30 days, the fund may deduct a .10% redemption fee. There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.

Dreyfus Express®
voice-activated account access (Class Z only)

You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus funds, get price and yield information and much more – when it’s convenient for you – by calling 1-800-645-6561. Certain requests may require the services of a representative.

Reinvestment privilege

Upon written request, you can reinvest up to the number of Class A or B shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

Every fund investor automatically receives regular account statements. You’ll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

INSTRUCTIONS FOR REGULAR ACCOUNTS

TO OPEN AN ACCOUNT

[ICON] In Writing

Complete the application.
Mail your application and a check to:
Name of Fund
P.O. Box 55268, Boston, MA 02205-8502
Attn: Institutional Processing

[ICON] By Telephone

Wire Call us to request an account application and an account number. Have your bank send your investment to The Bank of New York, with these instructions:
•     ABA# 021000018
•     DDA# 8900119292
•     the fund name
•     the share class
•     your account number
•     name(s) of investor(s)
•     dealer number if applicable

Return your application with the account number on the application.

[ICON] Online (www.dreyfus.com)

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[ICON] Automatically

With an initial investment Indicate on your application which automatic service(s) you want. Return your application with your investment.

TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to:
Name of Fund
P.O. Box 55268, Boston, MA 02205-8502
Attn: Institutional Processing

Wire Have your bank send your investment to The Bank of New York, with these instructions:
•     ABA # 021000018
•     DDA # 8900119292
•     the fund name
•     the share class
•     your account number
•     name(s) of investor(s)
•     dealer number if applicable

Electronic check Same as wire, but insert “111” before your 14-digit account number.

Dreyfus TeleTransfer Request Dreyfus TeleTransfer on your application. Call us to request your transaction.

Dreyfus TeleTransfer Request Dreyfus TeleTransfer on your application. Visit the Dreyfus Website to request your transaction.

All services Call us or your financial representative to request a form to add any automatic investing service (see “Services for Fund Investors”). Complete and return the form along with any other required materials.

TO SELL SHARES

Write a redemption check (Class A and Z only) or write a letter of instruction that includes:
•     your name(s) and signature(s)
•     your account number
•     the fund name
•     the share class
•     the dollar amount you want to sell
•     how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see “Account Policies—Selling Shares”).

Mail your request to:
The Dreyfus Family of Funds
P.O. Box 55268, Boston, MA 02205-8502
Attn: Institutional Processing

Wire Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

Dreyfus TeleTransfer Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

Check Call us or your financial representative to request your transaction. A check will be sent to the address of record.

Wire Visit the Dreyfus Website to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

Dreyfus TeleTransfer Visit the Dreyfus Website to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

Check Visit the Dreyfus Website to request your transaction. A check will be sent to the address of record.

Dreyfus Automatic Withdrawal Plan Call us or your financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

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To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611.

Class Z shareholders should call 1-800-645-6561.

Make checks payable to: The Dreyfus Family of Funds.

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Concepts to understand

Wire transfer: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

Electronic check: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

FOR MORE INFORMATION

Dreyfus Premier Municipal Bond Fund
SEC file number: 811-4764

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund’s performance, lists portfolio holdings and contains a letter from the fund’s manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

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To obtain information:

By telephone
Call your financial representative or 1-800-554-4611
Holders of Class Z shares should call 1-800-645-6561

By mail Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

©2004 Dreyfus Service Corporation